UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________________________________________________________________________________
FORM 8-K
 _______________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 29, 2019
 ______________________________________________________________________________________________________________________________
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)
 _______________________________________________________________________________________________________________________________

Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)
(614) 480-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 _______________________________________________________________________________________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
5.875% Series C Non-Cumulative, perpetual preferred stock	HBANN	Nasdaq
6.250% Series D Non-Cumulative, perpetual preferred stock	HBANO	Nasdaq
Common Stock—Par Value $0.01 per Share	HBAN	Nasdaq
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
Huntington Bancshares Incorporated ("Huntington") will be participating in the Deutsche Bank Global Financial Services Conference on Wednesday, May 29, 2019. A copy of the slides forming the basis of the presentation (the "Analyst Handout") is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Analyst Handout will also be available in the Investor Relations section of Huntington’s web site at www.huntington.com.
The Analyst Handout is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
The exhibits referenced below shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
(d) Exhibits.
Exhibit 99.1 – Analyst Handout

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	May 29, 2019	By:	/s/ Howell D. McCullough III

Howell D. McCullough III
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Analyst Handout